UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
November 30, 2015

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2015

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-14

BOND FUND
Investment review	15-17
Schedule of investments	18-27

FUND EXPENSE EXAMPLES	28

FINANCIAL STATEMENTS
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Notes to financial statements	32-39
Financial highlights	40-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

DIRECTORS AND OFFICERS	44-45

ADDITIONAL INFORMATION	46-49

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2015

Portfolio Managers
James T. Evans, CFA
Jason L. Stephens, CFA
John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of -4.52% for the fiscal year ended November 30, 2015, as compared to its benchmark, the S&P 500 Index, which returned 2.75%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/15
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	-4.52%	14.51%	12.09%	3.75%
S&P 500 Index	2.75%	16.09%	14.40%	7.48%

Gross Expense Ratio as of 03/31/15 was 1.23%.
Net Expense Ratio after reimbursement as of 12/1/15 was 1.13%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2017, so that the annual operating expenses of the Fund do not exceed 1.13% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

Management Commentary

The fiscal year was a difficult one for the LargeCap Fund. A combination of falling energy costs, a strong U.S. dollar, concerns about economic growth in China and the prospect of a Federal Reserve about to raise interest rates all acted to depress both earnings growth and equity returns of various sectors. While weakness was widespread, our security selection in the Consumer Discretionary sector in particular stands out as a shortcoming this year. Given the fall in energy costs, we expected the resulting windfall to consumers would result in a better consumer spending environment. Instead, they chose to save. In the long run it should actually be a positive for the country for consumers to be saving more and repairing their balance sheets, but in the short run it tends to create a drag on stock performance. A number of the decisions we made in managing the Fund this year were based on an anticipated rise in consumer spending that never materialized, and the Fund’s relative underperformance was in part driven by consumers’ decisions to save rather than spend.

In addition, this year has been notable for the concentrated nature of returns within the market. Although not to the same degree as during the technology bubble of the late 1990’s, the recent performance of the market has been concentrated in a fairly narrow slice of companies. The average return of the top 10 largest companies in the S&P 500 index by market capitalization was roughly 20.5% during the fiscal year, a huge spread over the benchmark’s total return of 2.75%. As measured on a calendar year basis, this is easily the biggest gap between the top 10 largest companies in the index and everyone else since 19991. This means the weighted-average performance of the entire rest of the index was even worse than the benchmark’s total return. In fact, the equally weighted version of the S&P 500 underperformed the market capitalization weighted version of the index by 4.26% during the fiscal year, a gap which would seem to correspond with lower relative returns for actively managed funds like ours.

The implication of this is that shareholders may have a nice investment opportunity before them. Much like after the technology bubble, we believe shareholders can benefit from owning stocks that trade at reasonable valuations yet have solid earnings growth. Many companies fitting this description have not participated strongly in the performance of the index this year, and we have attempted to construct a portfolio that is largely comprised of stocks that fit this description. Those that have are generally what we view as very expensive high flyers which, in our opinion, are vulnerable to a correction. We expect the payoff to this strategy may not occur until later in 2016 because the market needs to move past the worries surrounding the first hike in rates by the Federal Reserve. But once the Fed finally acts we are hopeful shareholders can capitalize on the opportunity before them.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.

____________________

1 Strategas Research Partners

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

Sector Weightings at 11/30/15
% of Total Investments

Top 10 Equity Holdings at 11/30/15
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3.46%
Alphabet, Inc. Class A	Internet Software & Services	3.05%
Microsoft Corp.	Software	3.02%
Bank of America Corp.	Banks	2.68%
Chevron Corp.	Oil, Gas & Consumable Fuels	2.47%
Citigroup Inc.	Banks	2.34%
Viacom Inc. Class B	Media	2.33%
JPMorgan Chase & Co.	Banks	2.26%
General Electric Co.	Industrial Conglomerates	2.00%
Express Scripts Holding Co.	Health Care Providers & Services	1.98%

As of November 30, 2015, 99.8% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2015

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 16.8%
Auto Components - 1.6%
Johnson Controls, Inc.	39,900	$1,835,400

Automobiles - 1.0%
Harley-Davidson, Inc.	22,950	1,122,714

Distributors - 0.9%
LKQ Corp. (a)	34,875	1,028,464

Household Durables - 2.2%
D.R. Horton, Inc.	23,225	750,400
Jarden Corp. (a)	23,690	1,105,849
TopBuild Corp. (a)	20,302	618,399
		2,474,648
Leisure Products - 0.5%
Brunswick Corp.	11,250	592,088

Media - 5.5%
CBS Corp. Class B	30,675	1,548,474
The Walt Disney Co.	7,750	879,393
Time Warner Inc.	15,225	1,065,446
Viacom Inc. Class B	52,325	2,605,262
		6,098,575
Multiline Retail - 2.9%
Kohl’s Corp.	30,585	1,441,471
Target Corp.	24,810	1,798,725
		3,240,196
Specialty Retail - 1.7%
Bed Bath & Beyond Inc. (a)	23,675	1,290,761
Lumber Liquidators Holdings, Inc. (a)	36,650	572,473
		1,863,234
Textiles, Apparel & Luxury
Goods - 0.5%
Hanesbrands, Inc.	18,200	558,194

Consumer Staples - 5.6%
Food & Staples Retailing - 3.9%
CVS Health Corp.	10,825	1,018,524
Walgreens Boots Alliance, Inc.	21,550	1,810,846
Wal-Mart Stores, Inc.	25,250	1,485,710
		4,315,080
Household Products - 1.7%
Kimberly-Clark Corp.	6,875	819,156
The Procter & Gamble Co.	14,750	1,103,890
		1,923,046
Energy - 12.1%
Energy Equipment &
Services - 1.5%
Schlumberger Ltd.	21,369	1,648,618

Oil, Gas & Consumable
Fuels - 10.6%
Apache Corp.	21,075	1,036,469
Chevron Corp.	30,245	2,761,973
Devon Energy Corp.	26,150	1,203,161
EOG Resources, Inc.	13,725	1,145,077
Exxon Mobil Corp.	47,470	3,876,400
Noble Energy, Inc.	27,350	1,002,925
PetroChina Co. Ltd. ADR	11,050	786,871
		11,812,876
Financials - 18.1%
Banks - 13.4%
Associated Banc-Corp	68,715	1,409,345
Bank of America Corp.	171,850	2,995,345
CIT Group Inc.	34,550	1,484,268
Citigroup Inc.	48,400	2,617,956
First Horizon National Corp.	93,485	1,390,122
JPMorgan Chase & Co.	37,875	2,525,505
PNC Financial Services Group, Inc.	11,305	1,079,741
SunTrust Banks, Inc.	16,550	718,601
Zions Bancorporation	24,375	730,275
		14,951,158
Capital Markets - 2.8%
Northern Trust Corp.	17,910	1,342,175
State Street Corp.	24,100	1,749,178
		3,091,353
Consumer Finance - 0.5%
Discover Financial Services	10,620	602,791

Insurance - 1.0%
Aflac, Inc.	17,135	1,117,887

Real Estate Investment
Trusts - 0.4%
DiamondRock Hospitality Co.	42,475	472,747

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Value
COMMON STOCKS (continued)

Health Care - 11.7%
Biotechnology - 5.1%
AbbVie Inc.	18,500	$1,075,775
Amgen Inc.	7,190	1,158,309
Baxalta Inc.	15,360	528,077
Celgene Corp. (a)	13,600	1,488,520
Exact Sciences Corp. (a)	157,600	1,432,584
		5,683,265
Health Care Equipment &
Supplies - 1.4%
Hologic, Inc. (a)	13,875	559,856
ResMed Inc.	8,575	510,813
Zimmer Biomet Holdings, Inc.	5,425	547,979
		1,618,648
Health Care Providers &
Services - 4.2%
Express Scripts Holding Co. (a)	25,950	2,218,206
Hanger, Inc. (a)	44,700	695,979
McKesson Corp.	9,560	1,810,186
		4,724,371
Pharmaceuticals - 1.0%
Johnson & Johnson	10,960	1,109,590

Industrials - 10.5%
Air Freight & Logistics - 1.0%
FedEx Corp.	7,400	1,173,196

Building Products - 1.5%
Masco Corp.	56,275	1,683,185

Electrical Equipment - 2.9%
ABB Ltd. ADR	103,775	1,953,045
Rockwell Automation, Inc.	12,525	1,333,161
		3,286,206
Industrial Conglomerates - 3.0%
General Electric Co.	74,725	2,237,266
3M Co.	7,120	1,114,850
		3,352,116
Machinery - 1.6%
Illinois Tool Works Inc.	12,575	1,181,798
Ingersoll-Rand PLC	9,775	573,499
		1,755,297
Trading Companies &
Distributors - 0.5%
HD Supply Holdings, Inc. (a)	18,900	597,807

Information Technology - 23.8%
Communications
Equipment - 5.4%
Cisco Systems, Inc.	81,235	2,213,654
Lumentum Holdings Inc. (a)	39,107	782,140
Qualcomm, Inc.	36,480	1,779,859
Viavi Solutions Inc. (a)	195,535	1,243,603
		6,019,256
Electronic Equipment,
Instruments &
Components - 1.9%
Corning Inc.	77,875	1,458,599
Maxwell Technologies, Inc. (a)	95,697	675,621
		2,134,220
Internet Software &
Services - 3.5%
Alphabet, Inc. Class A (a)	4,475	3,413,754
eBay Inc. (a)	18,570	549,486
		3,963,240
IT Services - 2.8%
Alliance Data Systems Corp. (a)	3,875	1,111,544
PayPal Holdings, Inc. (a)	34,570	1,218,938
Visa Inc. Class A	10,550	833,556
		3,164,038
Semiconductors &
Semiconductor
Equipment - 3.6%
Intel Corp.	35,125	1,221,296
Linear Technology Corp.	19,570	894,740
Maxim Integrated Products, Inc.	21,655	839,564
NXP Semiconductors N.V. (a)	11,400	1,065,444
		4,021,044
Software - 4.6%
Microsoft Corp.	62,251	3,383,342
Oracle Corp.	44,750	1,743,907
		5,127,249
Technology Hardware, Storage
& Peripherals - 2.0%
EMC Corp.	46,175	1,170,075
Hewlett Packard Enterprise Co.	38,025	565,052
HP Inc.	38,025	476,834
		2,211,961
Materials - 1.2%
Metals & Mining - 1.2%
Freeport-McMoRan Inc.	158,625	1,297,552

TOTAL COMMON STOCKS
(COST $116,128,204)		111,671,310

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Value
SHORT-TERM INVESTMENTS - 0.0%
Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.125% (b)	11,998	$11,998

Total Money Market Funds		11,998

TOTAL SHORT-TERM
INVESTMENTS (COST $11,998)		11,998

TOTAL INVESTMENTS - 99.8%
(COST $116,140,202)		111,683,308

NET OTHER ASSETS AND
LIABILITIES - 0.2%		228,742

NET ASSETS - 100.0%		$111,912,050

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2015.

ADR:	American Depositary Receipt
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2015

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of -5.10% for the fiscal year ended November 30, 2015, as compared to its benchmark, the Russell Midcap Index, which returned 0.46%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/15
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	-5.10%	12.91%	11.30%	9.21%
Russell Midcap Index	0.46%	16.08%	13.56%	9.63%

Gross Expense Ratio as of 03/31/15 was 1.54%.
Net Expense Ratio after reimbursement as of 12/1/15 was 1.25%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2017, so that the annual operating expenses of the Fund do not exceed 1.25% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

Management Commentary

The performance lag in the MidCap Fund during the fiscal year was driven by poor stock selection in the Consumer Discretionary, Health Care and Industrials sectors. Within these sectors, the Fund contained a handful of securities that performed especially badly. Usually, the Fund has enough “home runs” to offset the biggest laggards, but this proved not to be the case over the last twelve months.

As it has historically, we anticipate that stock selection will again be the primary driver of performance in the next fiscal year. When a stock experiences a dramatic decline, we must determine whether to sell the position, hold it, or buy more shares to bring it back to our initial target weighting. Our decision is typically driven by an analysis of the underlying fundamentals, the company’s potential for earnings growth, and the stock’s valuation relative to those of stocks in the company’s industry and the broader market. In the case of most of the largest “losers” from the last fiscal year, we believe the market has significantly overreacted to transient issues. If we are correct, these poor performers could become performance leaders going forward.

Our view for the coming year is possibly more positive than that held by the market in general. We anticipate that many of the issues that hindered positive momentum in the market this year will either moderate or will contribute less to investor anxiety (declining commodity prices, rising interest rates, etc.). Regardless, we will continue to focus on that which has supported the long-term competitive track record of the Fund: strong fundamental analysis.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

Sector Weightings at 11/30/15
% of Total Investments

Top 10 Equity Holdings at 11/30/15
		% of Fund’s
Company	Industry	Net Assets
First Horizon National Corp.	Banks	2.32%
Kohl’s Corp.	Multiline Retail	2.11%
CIT Group Inc.	Banks	2.09%
Northern Trust Corp.	Capital Markets	2.09%
Associated Banc-Corp	Banks	2.06%
Bed Bath & Beyond Inc.	Specialty Retail	1.89%
Exact Sciences Corp.	Biotechnology	1.89%
MedAssets Inc.	Health Care Technology	1.83%
Jarden Corp.	Household Durables	1.82%
Maxim Integrated Products, Inc.	Semiconductors & Semiconductor Equipment	1.76%

As of November 30, 2015, 100.0% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2015

	Shares	Value
COMMON STOCKS - 100.0%

Consumer Discretionary - 21.0%
Automobiles - 1.2%
Harley-Davidson, Inc.	9,725	$475,747

Distributors - 1.5%
LKQ Corp. (a)	20,020	590,390

Household Durables - 5.7%
D.R. Horton, Inc.	15,375	496,766
Jarden Corp. (a)	14,943	697,539
PulteGroup Inc.	18,800	366,224
Toll Brothers, Inc. (a)	5,250	195,195
TopBuild Corp. (a)	13,850	421,871
		2,177,595
Leisure Products - 1.1%
Brunswick Corp.	8,275	435,513

Multiline Retail - 2.7%
Kohl’s Corp.	17,135	807,573
Nordstrom, Inc.	3,800	213,978
		1,021,551
Specialty Retail - 4.8%
Bed Bath & Beyond Inc. (a)	13,305	725,389
Chico’s FAS, Inc.	19,725	236,700
Lumber Liquidators Holdings, Inc. (a)	27,300	426,426
Urban Outfitters, Inc. (a)	19,500	436,800
		1,825,315
Textiles, Apparel &
Luxury Goods - 4.0%
Coach, Inc.	11,555	367,102
Hanesbrands, Inc.	21,160	648,977
Michael Kors Holdings Ltd. (a)	7,125	306,517
Skechers U.S.A., Inc. Class A (a)	6,525	197,055
		1,519,651
Consumer Staples - 3.9%
Food & Staples Retailing - 1.3%
The Fresh Market, Inc. (a)	20,050	480,799

Food Producers - 2.6%
Ingredion Inc.	2,000	197,140
Inventure Foods, Inc. (a)	57,825	437,157
The J. M. Smucker Co.	3,087	374,114
		1,008,411
Energy - 4.9%
Energy Equipment &
Services - 1.7%
FMC Technologies, Inc. (a)	10,925	371,668
Helmerich & Payne, Inc.	4,785	278,726
		650,394
Oil, Gas & Consumable
Fuels - 3.2%
Cameco Corp.	14,025	171,386
Denbury Resources Inc. (a)	6,910	25,567
Murphy Oil Corp.	5,701	162,935
Noble Energy, Inc.	17,475	640,808
Pioneer Natural Resources Co.	1,675	242,456
		1,243,152
Financials - 20.7%
Banks - 9.7%
Associated Banc-Corp	38,605	791,789
CIT Group Inc.	18,680	802,493
First Horizon National Corp.	59,770	888,780
Regions Financial Corp.	22,135	224,449
SunTrust Banks, Inc.	10,495	455,693
Zions Bancorporation	18,110	542,576
		3,705,780
Capital Markets - 3.1%
Eaton Vance Corp.	10,920	392,246
Northern Trust Corp.	10,680	800,359
		1,192,605
Consumer Finance - 1.3%
Discover Financial Services	8,829	501,134

Insurance - 2.0%
Cincinnati Financial Corp.	5,315	324,800
Unum Group	11,555	423,837
		748,637
Real Estate Investment
Trusts - 3.3%
Annaly Capital Management Inc.	41,250	395,175
DiamondRock Hospitality Co.	26,450	294,388
Host Hotels & Resorts Inc.	17,835	296,061
LaSalle Hotel Properties	9,520	268,559
		1,254,183
Thrifts & Mortgage
Finance - 1.3%
Flagstar Bancorp, Inc. (a)	19,625	481,990

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Value
COMMON STOCKS (continued)

Health Care - 12.5%
Biotechnology - 2.4%
Exact Sciences Corp. (a)	79,650	$724,018
Myriad Genetics, Inc. (a)	4,575	199,013
		923,031
Health Care Equipment &
Supplies - 3.5%
Hologic, Inc. (a)	7,350	296,572
Natus Medical Inc. (a)	4,225	206,096
ResMed Inc.	8,046	479,300
Zimmer Biomet Holdings, Inc.	3,675	371,212
		1,353,180
Health Care Providers &
Services - 3.2%
Hanger, Inc. (a)	37,525	584,264
McKesson Corp.	1,440	272,664
Patterson Cos., Inc.	7,780	354,535
		1,211,463
Health Care Technology - 1.8%
MedAssets Inc. (a)	23,340	703,234

Life Sciences Tools &
Services - 0.5%
Fluidigm Corp. (a)	16,200	184,194

Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	2,750	403,122

Industrials - 14.5%
Air Freight & Logistics - 1.3%
Expeditors Int’l. of Washington, Inc.	10,400	504,816

Building Products - 2.9%
A.O. Smith Corp.	2,500	199,400
Masco Corp.	21,425	640,822
USG Corp. (a)	12,025	289,562
		1,129,784
Electrical Equipment - 3.4%
Plug Power, Inc. (a)	102,500	225,500
Regal Beloit Corp.	7,605	490,218
Rockwell Automation, Inc.	5,600	596,064
		1,311,782
Machinery - 4.9%
Allison Transmission Holdings, Inc.	13,575	379,557
Ingersoll-Rand PLC	10,000	586,700
Mueller Water Products, Inc. Class A	33,700	314,084
SPX Corp. (a)	13,750	151,800
SPX Flow, Inc. (a)	13,750	462,000
		1,894,141
Trading Companies &
Distributors - 2.0%
HD Supply Holdings, Inc. (a)	12,900	408,027
W.W. Grainger, Inc.	1,838	368,593
		776,620
Information Technology - 17.5%
Communications Equipment - 2.0%
Lumentum Holdings Inc. (a)	14,456	289,120
Viavi Solutions Inc. (a)	72,281	459,707
		748,827
Electronic Equipment,
Instruments &
Components - 1.9%
FARO Technologies, Inc. (a)	5,300	159,477
InvenSense Inc. (a)	18,875	218,761
Maxwell Technologies, Inc. (a)	50,397	355,803
		734,041
Internet Software &
Services - 0.8%
Liquidity Services, Inc. (a)	46,775	319,005

IT Services - 2.8%
Alliance Data Systems Corp. (a)	2,200	631,070
Fiserv, Inc. (a)	4,719	454,157
		1,085,227
Semiconductors &
Semiconductor
Equipment - 6.2%
Altera Corp.	4,300	227,040
Cavium Inc. (a)	5,750	385,882
Linear Technology Corp.	9,690	443,027
Maxim Integrated Products, Inc.	17,366	673,280
NXP Semiconductors N.V. (a)	7,050	658,893
		2,388,122
Software - 2.4%
Solera Holdings Inc.	10,750	577,705
Take-Two Interactive Software, Inc. (a)	9,435	333,716
		911,421
Technology Hardware,
Storage & Peripherals - 1.4%
Nimble Storage, Inc. (a)	12,800	134,016
Silicon Graphics Int’l. Corp. (a)	40,375	236,598
Stratasys Ltd. (a)	3,900	97,500
3D Systems Corp. (a)	7,550	68,856
		536,970
Materials - 3.6%
Chemicals - 2.0%
Ecolab Inc.	3,156	376,069
Int’l. Flavors & Fragrances Inc.	3,310	397,233
		773,302

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Shares	Value
COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 1.6%
Freeport-McMoRan Inc.	41,650	$340,697
Lundin Mining Corp. (a)	43,600	119,900
Stillwater Mining Co. (a)	15,200	142,272
		602,869
Utilities - 1.4%
Multi-Utilities - 1.4%
MDU Resources Group, Inc.	14,300	249,106
SCANA Corp.	4,850	286,829
		535,935

TOTAL COMMON STOCKS
(COST $36,628,071)		38,343,933

SHORT-TERM INVESTMENTS - 0.0%
Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.125% (b)	638	638

Total Money Market Funds		638

TOTAL SHORT-TERM
INVESTMENTS (COST $638)		638

TOTAL INVESTMENTS - 100.0%
(COST $36,628,709)		38,344,571

NET OTHER ASSETS AND
LIABILITIES - 0.0%		5,173

NET ASSETS - 100.0%		$38,349,744

(a)	Non-income producing security.
(b)	Represents the 7-day yield at November 30, 2015.

N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2015

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The Bond Fund produced a total return of -2.04% for the fiscal year ended November 30, 2015, as compared to its benchmark, the Barclays U.S. Government/Credit 1-5 Year Index, which returned 0.84%, and as compared to the Barclays U.S. Credit 1-5 Year Index, which returned 0.99%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/15
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	-2.04%	1.10%	2.98%	5.47%
Barclays U.S. Gov't./Credit 1-5 Year Index	0.84%	0.97%	1.53%	3.39%
Barclays U.S. Credit 1-5 Year Index	0.99%	1.57%	2.51%	4.16%

Gross Expense Ratio as of 03/31/15 was 0.72%.                       30-Day SEC Yield as of 11/30/15 was 4.98%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the investor’s original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Barclays® is a trademark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

Management Commentary

The fiscal year marked the most difficult time period for the Bond Fund since the 2008 Financial Crisis. Much as we were then, we are disappointed with the return this year but realize the strategy we employ is designed to work over longer time periods and doesn’t always pay off on an annual basis. While the overall returns for this year and for 2008 were similar, the path the Fund took while achieving the two results has both parallels and key differences. Comparing the two years can give shareholders a sense of the Fund's risks while providing insight into how we are positioning the Fund as we move into the next fiscal year.

In 2008, corporate bond spreads on BBB-rated debt rose above the historically normal 1-2% range as the economy entered a period of economic distress. Roughly 100 basis points of widening occurred during the first three quarters of that year, with another 200 basis points occurring once the panic brought on by the failure of Lehman Brothers caused a liquidity freeze during its fourth quarter. The spreads on some investment-grade bonds, especially those issued by financial firms, ballooned out well beyond historical averages and reached 1200 points or more. The Fund did not feel the full impact of this shift as a significant portion of the Fund was then invested in Treasury and mortgage bonds, because at the time these types of bonds offered a competitive nominal yield that we felt adequately compensated investors for holding them. Coupled with several purchases at what turned out to be extremely attractive prices that fall, the overall impact of the spread widening was painful but not disastrous for shareholders over that year. Nevertheless, the overall volatility caused by that market was much greater than the final year end result would imply. The payoff occurred in 2009 and beyond as the income and appreciation that was built into the portfolio by the end of that year accrued to shareholders with the passage of time.

In the most recent fiscal year a similar phenomenon has occurred. Corporate bond spreads at the BBB level have widened about 50 basis points to the high end of the historically normal 1-2% range. However, some bonds in the energy and commodity sectors widened far more, especially since the summer when worries over China’s impact on global growth began to dominate headlines. Much like 2008, the Fund’s overall allocation to the problem areas of the market in 2015 remained contained, but was still significant enough to meaningfully lower performance for the fiscal year. Liquidity remained much better than in 2008, but around the end of each quarter we’ve noticed a pattern of bonds trading lower on lighter volume as some investors desperately try to get their holdings off their books by the next holdings reporting date. The Fund has been able to scoop up several highly attractive bargains during these time periods, but has also been subject to additional volatility when some of its existing holdings have been subjected to this type of selling pressure.

We are hopeful that the final parallel to 2008 also comes to pass and that 2016 and beyond are years of strong performance for shareholders of the Fund. As we did coming out of 2008, we feel the portfolio includes many holdings that have been unfairly punished because they belong to a sector of the market that contains bad actors. For example, there will undoubtedly be junk-rated shale drillers that are too levered to withstand the current downtrend in energy prices. This in our view does not mean all energy and commodity companies are in trouble any more than the failure of a few investment companies signaled that all bonds issued by the financial-sector companies were to be avoided. A central element of active management is the ability to take advantage of these dislocations through analysis of individual securities. As before, this process doesn’t always reward shareholders with the types of returns they hope for on a year to year basis. But over time it has largely proven to be a successful strategy for the Fund. Since 2008 the Fund has outperformed its Morningstar category in 21 out of 27 calendar quarters. We cannot guarantee that is repeatable, but we would be thrilled if a similar streak were ahead of us based on the opportunities we see available today.

The Fund’s Morningstar Category is Short-Term Bond. Each Morningstar Category Average reflects a universe of funds with similar portfolio statistics and compositions.

As of November 30, 2015, the standardized performance for the Morningstar Category Average Return for Short Term Bond Funds is as follows: 1-Year 0.15%, 5-Year 1.46% and 10-Year 2.94%.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 18 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2015

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2015, 85.55% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 70.59% of the Fund’s portfolio was invested in bonds rated BBB by Standard & Poor’s, while an additional 11.83% of the Fund’s portfolio was rated below investment grade and 2.79% of the Fund’s portfolio was not rated by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Portfolio Concentration at 11/30/15
(Includes cash and cash equivalents)
% Total Investments
Asset Allocation
Corporate Bonds	85.55%
Asset-Backed Securities	9.27%
Taxable Municipal Bonds	3.28%
U.S. Government & Agency Issues	1.22%
Convertible Bonds	0.31%
Tax-Exempt Municipal Bonds	0.23%
Money Market Funds	0.12%
Federal Agency Mortgage-Backed Securities	0.02%
100.00%

Quality
U.S. Government & Agency Issues	1.24%
AA	3.47%
A	9.96%
BBB	70.59%
BB and Below	11.83%
Not Rated	2.79%
Money Market Funds	0.12%
100.00%

Top 10 Bond Holdings at 11/30/15
% of Fund’s Net Assets
MBIA Inc.	3.01%
Jabil Circuit, Inc.	2.96%
JPMorgan Chase & Co.	2.94%
SESI LLC	2.71%
GFI Group Inc.	2.63%
XL Group PLC	2.59%
Skyway Concession Co. LLC	2.44%
American Airlines Group Inc.	2.39%
Noble Corporation PLC	2.38%
Wells Fargo & Co.	2.33%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2015

	Principal
	Amount	Value
BONDS - 97.8%

Asset-Backed Securities - 9.2%
America West Airlines
7.930% due 1/2/2019,
Series 1999-1	$7,944,717	$8,520,710
8.057% due 7/2/2020,
Series 2000-1	26,048	29,239
7.100% due 4/2/2021,
Series 2001-1	5,280,991	5,624,255

American Airlines
7.000% due 1/31/2018,
Series 2011-1 B (e)	25,243,507	26,631,900

Ameritech Capital Funding Corp.
9.100% due 6/1/2016	9,680	9,993

AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (e)	13,654,813	13,671,881

Basketball Properties Ltd.
6.650% due 3/1/2025 (e)	4,839,752	5,226,932

Beaver Valley II Funding
9.000% due 6/1/2017	1,000	1,070

BellSouth
Telecommunications, LLC
6.300% due 12/15/2015	2,492	2,495

British Airways PLC
5.625% due 6/20/2020,
Series 2013-1 B (e)	39,958,369	41,556,703
5.625% due 6/20/2020,
Series 2013-1 B (e)	83,228	86,557

Bvps II Funding Corp.
8.890% due 6/1/2017	11,000	11,475

Continental Airlines
9.000% due 7/8/2016,
Series 2009-1	614,556	640,675
6.748% due 3/15/2017,
Series 1998-1 B	108,625	112,492
6.648% due 9/15/2017,
Series 1998-1 A	1,615,583	1,660,012
6.900% due 1/2/2018,
Series 1997-4 A	313,364	323,329
6.820% due 5/1/2018,
Series 1998-3 A-1	115,466	121,817
6.000% due 1/12/2019,
Series 2010-1 B	2,359,868	2,471,962
7.256% due 3/15/2020,
Series 1999-2 A-1	35,460	38,430
6.250% due 4/11/2020,
Series 2012-1 B	7,398,986	7,768,936
5.500% due 10/29/2020,
Series 2012-2 B	10,988,197	11,317,843

Delta Air Lines
6.375% due 1/2/2016,
Series 2010-1 B (e)	28,000	28,105
9.750% due 12/17/2016,
Series 2009-1 B	965,768	1,028,542
8.021% due 8/10/2022,
Series 2007-1 B	2,632,068	2,947,916
6.718% due 1/2/2023,
Series 2002-1 G-1	4,074	4,645

Doric Nimrod Air Alpha
6.125% due 11/30/2019,
Series 2013-1B (e)	34,433,560	35,036,148
6.125% due 11/30/2019,
Series 2013-1B (e)	5,610,699	5,708,886

Doric Nimrod Air
Finance Alpha Ltd.
6.500% due 5/30/2021,
Series 2012-1 B (e)	18,603,075	18,828,098

Express Pipeline LP
7.390% due 12/31/2017 (e)	1,172,000	1,223,302

Federal Express Corp.
7.020% due 1/15/2016,
Series 1998	798,165	806,147
7.840% due 1/30/2018,
Series 1996	245,973	262,576
6.845% due 1/15/2019,
Series 1998	1,481,107	1,603,298

FPL Energy Caithness
Funding Corp.
7.645% due 12/31/2018 (e)	3,447,385	3,619,754

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
General American Railcar
6.690% due 9/20/2016,
Series 1997-1 (e)	$77,540	$79,439
7.760% due 8/20/2018,
Series III (e)	486,780	550,061

Hidden Ridge Facility
5.650% due 1/1/2022 (e)	4,327,103	4,497,522

Landmark Leasing LLC
6.200% due 10/1/2022,
Series 2004A (e)	228,984	233,097

Latam Airlines Group
4.500% due 11/15/2023,
Series 2015-1 B (e)	5,000,000	4,616,510

Midwest Family Housing LLC
5.168% due 7/1/2016 (e)	100,000	99,995

Northwest Airlines
7.691% due 4/1/2017,
Series 2001-1 B	77,663	82,322
8.028% due 11/1/2017,
Series 2007-1 B	95,495	103,727
7.575% due 3/1/2019,
Series 1999-2 A	1,034,081	1,127,148
7.150% due 10/1/2019,
Series 2000-1 G (b)	23,005	24,155
7.027% due 11/1/2019,
Series 2007-1 A	11,907,911	13,292,444
6.264% due 11/20/2021,
Series 2002-1 G-2	645,823	673,658

United Air Lines
10.400% due 11/1/2016,
Series 2009-1	1,659,051	1,767,884
5.375% due 8/15/2021,
Series 2013-1 B	2,270,457	2,344,247

US Airways
8.360% due 1/20/2019,
Series 1999-1A	78,679	83,793
8.000% due 10/1/2019,
Series 2012-1 B	21,237,066	23,466,957
7.076% due 3/20/2021,
Series 2001-1G	1,097,884	1,182,970

Virgin Australia Trust
5.000% due 10/23/2023,
Series 2013-1A (e)	224,115	231,959

Total Asset-Backed Securities		251,384,011

Convertible Bonds - 0.3%
Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,309,000

Prospect Capital Corp.
5.500% due 8/15/2016	1,075,000	1,086,422

Total Convertible Bonds		8,395,422

Corporate Bonds - 84.5%
ACMP Finance Corp.
4.875% due 5/15/2023	1,350,000	1,187,874

Aegon N.V.
4.625% due 12/1/2015	508,000	508,000

Air Lease Corp.
4.500% due 1/15/2016	12,985,000	13,025,643
5.625% due 4/1/2017	34,210,000	35,663,925

Alcoa Inc.
5.550% due 2/1/2017	143,000	147,487
6.750% due 7/15/2018	17,376,000	18,689,973
5.720% due 2/23/2019	1,400,000	1,471,470

Allied World Assurance Co.
Holdings Ltd.
7.500% due 8/1/2016	142,000	147,666

Aluminum Company of America
6.500% due 6/15/2018	26,507,000	28,627,560

Ameriprise Financial, Inc.
7.518% due 6/1/2066 (b)	2,329,000	2,288,475

Assured Guaranty US
Holdings Inc.
6.400% due 12/15/2066 (b)	15,242,000	11,126,660

Astoria Financial Corp.
5.000% due 6/19/2017	57,301,000	59,525,081

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Athene Global Funding
2.875% due 10/23/2018 (e)	$32,217,000	$31,747,212

Aviation Capital Group Corp.
3.875% due 9/27/2016 (e)	1,639,000	1,658,176
4.625% due 1/31/2018 (e)	1,080,000	1,109,700

Avnet, Inc.
6.625% due 9/15/2016	587,000	610,034

Avon Products, Inc.
5.750% due 3/1/2018	2,830,000	2,405,500
6.500% due 3/1/2019	62,403,000	49,298,370
6.350% due 3/15/2020 (b)	500,000	368,800

Bank of America Corp.
6.000% due 6/15/2016	160,000	164,045
5.750% due 8/15/2016	550,000	567,234
1.371% due 10/9/2024 (b)	35,000,000	34,518,750

Bank of New York Mellon Corp.
4.950% due 6/20/2020 (b) (d)	3,000,000	2,973,750

BB&T Corp.
5.200% due 12/23/2015	525,000	526,293

BGC Partners Inc.
5.375% due 12/9/2019	375,000	391,285

BioMed Realty, L.P.
3.850% due 4/15/2016	2,438,000	2,454,951

BMC Software, Inc.
7.250% due 6/1/2018	7,312,000	6,690,480

Carpenter Technology Corp.
6.990% due 4/20/2018	2,415,000	2,603,829
7.060% due 5/21/2018	500,000	537,001
7.030% due 5/22/2018	8,000	8,587

Centel Capital Corp.
9.000% due 10/15/2019	10,000	11,523

Centrais Eletricas
Brasileiras S.A.
6.875% due 7/30/2019 (e)	32,373,000	30,592,485
6.875% due 7/30/2019 (e)	1,345,000	1,271,025
5.750% due 10/27/2021 (e)	16,365,000	13,664,775

Chesapeake Midstream
Partners, L.P.
6.125% due 7/15/2022	3,408,000	3,399,412

Citigroup, Inc.
1.296% due 10/15/2024 (b)	35,000,000	33,837,300

Cliffs Natural Resources Inc.
5.950% due 1/15/2018 (b)	6,263,000	2,740,063
5.900% due 3/15/2020	61,404,000	15,965,040

CNA Financial Corp.
6.950% due 1/15/2018	480,000	525,073

Columbia Property Trust
5.875% due 4/1/2018	130,000	139,149

Commercial Net Lease
Realty, Inc.
6.150% due 12/15/2015	328,000	328,502

Computer Sciences Corp.
6.500% due 3/15/2018	15,524,000	16,937,786

Continental Resources, Inc.
7.375% due 10/1/2020	6,427,000	6,587,675
7.125% due 4/1/2021	22,154,000	23,048,711

Con-way Inc.
7.250% due 1/15/2018	3,389,000	3,422,802

Copano Energy, LLC
7.125% due 4/1/2021	5,685,000	5,839,177

Countrywide Financial Corp.
6.250% due 5/15/2016	3,688,000	3,768,767
5.250% due 5/27/2020	379,000	374,392
6.000% due 8/26/2020 (c)	140,000	139,903

Countrywide Home Loans, Inc.
5.500% due 5/16/2018	249,000	249,000

Denali Borrower LLC / Denali
Finance Corp.
5.625% due 10/15/2020 (e)	50,645,000	53,687,752

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Development Bank of
Kazakhstan
6.500% due 6/3/2020 (e)	$5,055,000	$5,224,343
4.125% due 12/10/2022 (e)	39,356,000	35,228,894

Discover Financial Services
6.450% due 6/12/2017	590,000	628,233
10.250% due 7/15/2019	11,247,000	13,591,685

Dominion Resources, Inc.
7.500% due 6/30/2066 (b)	18,248,000	15,855,687

Domtar Corp.
9.500% due 8/1/2016	362,000	382,049
10.750% due 6/1/2017	9,338,000	10,471,577

Dow Chemical Co.
2.350% due 8/15/2016	20,000	19,989

El Paso Corp.
7.000% due 6/15/2017	3,177,000	3,312,213

Embraer Overseas Ltd.
6.375% due 1/24/2017	12,406,000	12,840,210

Enbridge Energy Partners, L.P.
5.875% due 12/15/2016	362,000	373,694

Enterprise Products
Operating LLC
7.000% due 6/1/2067 (b)	9,613,000	8,555,570

Everest Reinsurance Holdings Inc.
6.600% due 5/15/2037 (b)	8,692,000	7,909,720

Expedia, Inc.
7.456% due 8/15/2018	154,000	173,415

Fairfax Financial Holdings Ltd.
7.375% due 4/15/2018	29,666,500	32,537,861
5.800% due 5/15/2021 (e)	12,040,000	12,834,893

Fidelity National Financial, Inc.
6.600% due 5/15/2017	15,989,000	16,949,891

Fifth Third Bancorp
4.900% due 9/30/2019 (b) (d)	53,227,000	50,232,981

First Horizon National Corp.
5.375% due 12/15/2015	1,185,000	1,186,751

First Midwest Bancorp, Inc.
5.875% due 11/22/2016	1,175,000	1,213,735

Freeport-McMoran Oil & Gas LLC
6.125% due 6/15/2019	12,983,000	11,165,380
6.625% due 5/1/2021	30,335,000	24,571,350

General Electric Capital Corp.
0.714% due 5/5/2026 (b)	613,000	571,553

Genworth Financial Inc.
7.700% due 6/15/2020	2,918,000	2,874,230

GFI Group Inc.
8.625% due 7/19/2018 (b)	66,699,000	72,201,668

Globo Comunicacao e
Participacoes S.A.
5.307% due 5/11/2022 (c) (e)	16,990,000	17,151,405

Goldman Sachs Group, Inc.
1.367% due 2/19/2018 (b)	5,000,000	4,987,245
1.834% due 6/17/2023 (b)	1,764,000	1,703,112

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	32,056

Harsco Corp.
5.750% due 5/15/2018	23,184,000	21,619,080

HCP, Inc.
6.300% due 9/15/2016	827,000	856,837

Hiland Partners, LP
7.250% due 10/1/2020 (e)	23,110,000	23,803,300

Horace Mann Educators Corp.
6.850% due 4/15/2016	9,564,000	9,759,632

Hospitality Properties Trust
6.300% due 6/15/2016	1,873,000	1,880,320
5.625% due 3/15/2017	11,508,000	11,937,939
6.700% due 1/15/2018	5,007,000	5,320,393

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HRPT Properties Trust
6.250% due 8/15/2016	$4,645,000	$4,683,763
6.250% due 6/15/2017	5,773,000	5,986,185
6.650% due 1/15/2018	33,478,000	35,583,498

Ingram Micro Inc.
5.250% due 9/1/2017	550,000	579,428

International Lease
Finance Corp.
6.750% due 9/1/2016 (e)	14,286,000	14,803,868

INVISTA Finance LLC
4.250% due 10/15/2019 (e)	32,365,000	31,636,788

Jabil Circuit, Inc.
7.750% due 7/15/2016	5,069,000	5,227,406
8.250% due 3/15/2018	68,065,000	75,892,475

John Hancock Life Ins. Co.
5.250% due 12/15/2015	25,000	25,035
5.500% due 12/15/2015	25,000	25,004
5.000% due 4/15/2016	60,000	60,906

JPMorgan Chase & Co.
7.900% due 4/30/2018 (b) (d)	78,324,000	80,673,720

Kinder Morgan Inc.
7.000% due 2/1/2018	22,258,000	23,944,288

Leggett & Platt, Inc.
4.400% due 7/1/2018	5,145,000	5,359,840

Lexmark International, Inc.
6.650% due 6/1/2018	4,262,000	4,613,615

Lincoln National Corp.
7.000% due 5/17/2066 (b)	25,985,000	21,437,625
6.050% due 4/20/2067 (b)	19,155,000	15,707,100

Magellan Midstream Partners, L.P.
5.650% due 10/15/2016	717,000	740,780

Manufacturers & Traders
Trust Co.
5.585% due 12/28/2020 (b)	14,173,000	14,069,381
5.629% due 12/1/2021 (b)	1,002,000	994,485

Masco Corp.
6.125% due 10/3/2016	13,815,000	14,315,103
5.850% due 3/15/2017	3,792,000	3,962,640
6.625% due 4/15/2018	13,741,000	14,874,633

Mattel, Inc.
2.500% due 11/1/2016	77,000	77,870

MBIA Inc.
6.400% due 8/15/2022	83,545,000	82,709,550

Merrill Lynch & Co.
6.050% due 5/16/2016	6,595,000	6,740,967
8.400% due 11/1/2019	310,000	371,650

MetLife, Inc.
5.250% due 6/15/2020 (b) (d)	4,000,000	4,025,000

Midcontinent Express
Pipeline LLC
6.700% due 9/15/2019 (e)	17,665,000	17,046,725

Morgan Stanley
2.195% due 4/1/2021 (b)	130,000	134,225
2.195% due 6/9/2023 (b)	100,000	102,500

MPT Operating Partnership, L.P.
6.875% due 5/1/2021	50,963,000	53,128,928
6.375% due 2/15/2022	10,000,000	10,400,000

National City Bank of Indiana
4.250% due 7/1/2018	200,000	210,326

National Retail Properties Inc.
6.875% due 10/15/2017	1,023,000	1,109,672

NationsBank Corp.
7.800% due 9/15/2016	991,000	1,040,121

Navient Corp.
5.500% due 1/15/2019	200,000	192,400
5.875% due 3/25/2021	500,000	457,500

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	96,000	102,179

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Noble Drilling Corp.
7.500% due 3/15/2019	$21,428,000	$21,765,491

Noble Holding Int’l. Ltd.
3.050% due 3/1/2016	2,000,000	2,008,068
4.900% due 8/1/2020	24,209,000	20,942,286
4.625% due 3/1/2021	24,799,000	20,546,046

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	182,000	194,739

Owens Corning
6.500% due 12/1/2016	249,000	260,680

Pemex Project Funding
Master Trust
9.250% due 3/30/2018	20,000	22,477

Petrobras Energia S.A.
5.875% due 5/15/2017 (e)	13,500,000	13,159,800
5.875% due 5/15/2017 (e)	24,549,000	23,930,365

Petrobras Int’l. Finance Co. S.A.
8.375% due 12/10/2018	727,000	714,059
7.875% due 3/15/2019	21,903,200	20,337,121
5.750% due 1/20/2020	11,320,000	9,434,654
5.375% due 1/27/2021	1,865,000	1,486,778

PetroLogistics LP /
PetroLogistics Finance Corp.
6.250% due 4/1/2020	629,000	656,299

Pitney Bowes Inc.
5.250% due 1/15/2037	4,079,000	4,078,621

Plains Exploration &
Production Co.
6.500% due 11/15/2020	17,827,000	14,261,600
6.750% due 2/1/2022	14,470,000	11,720,700
6.875% due 2/15/2023	2,364,000	1,914,840

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	15,976,000	17,057,831

PNC Financial Services Group
6.750% due 8/1/2021 (b) (d)	34,389,000	37,389,096

Pride Int’l., Inc.
8.500% due 6/15/2019	12,527,000	12,862,097

Principal Life Income
Funding Trusts
2.075% due 4/1/2016 (b)	50,000	50,000

Provident Cos., Inc.
7.000% due 7/15/2018	1,057,000	1,177,027

Reckson Operating
Partnership, L.P.
6.000% due 3/31/2016	1,301,000	1,318,241

Regency Energy Partners LP
6.500% due 7/15/2021	45,484,000	46,848,520

Reinsurance Group of
America, Inc.
6.750% due 12/15/2065 (b)	33,768,000	28,069,650

Seagate HDD Cayman
7.000% due 11/1/2021	2,569,000	2,687,816

Security Benefit Life Insurance
8.750% due 5/15/2016 (e)	8,000,000	8,236,848

Select Income REIT
2.850% due 2/1/2018	25,175,000	25,192,849

Seminole Indian Tribe of Florida
8.030% due 10/1/2020 (e)	28,800,000	30,348,000

SESI LLC
6.375% due 5/1/2019	30,286,000	29,453,135
7.125% due 12/15/2021	47,274,000	44,792,115

Skyway Concession Co. LLC
0.607% due 6/30/2017 (b) (e)	68,550,000	67,093,313

SL Green Realty Corp.
5.000% due 8/15/2018	7,015,000	7,420,656

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (continued)
November 30, 2015

Principal
Amount		Value
BONDS (continued)

Corporate Bonds (continued)
SLM Corp.
5.100% due 6/15/2017 (c)	$16,000	$15,462
5.000% due 6/15/2018	98,000	94,335
5.500% due 3/15/2019	800,000	716,266
6.000% due 3/15/2019 (c)	140,000	127,070
6.600% due 3/15/2019 (c)	395,000	365,779
5.190% due 4/24/2019	529,000	493,293
8.000% due 3/25/2020	671,000	681,065
6.250% due 9/15/2020 (c)	172,000	148,313
6.500% due 12/15/2020 (c)	71,000	64,541
6.750% due 12/15/2020 (c)	306,000	268,806
6.750% due 12/15/2020 (c)	95,000	83,778
6.000% due 6/15/2021	20,000	16,661
6.000% due 6/15/2021	261,000	217,747
6.150% due 6/15/2021	146,000	123,376
6.150% due 6/15/2021	52,000	43,942
7.250% due 1/25/2022	602,000	571,900

Southwestern Energy Co.
7.500% due 2/1/2018	329,000	322,629

StanCorp Financial Group, Inc.
6.900% due 6/1/2067 (b)	39,634,000	33,887,070

Standard Chartered PLC
4.000% due 7/12/2022 (b) (e)	37,273,000	37,646,587

Stanley Black & Decker Inc.
5.750% due 12/15/2053 (b)	1,050,000	1,119,300

State Street Corp.
5.250% due 9/15/2020 (b) (d)	2,000,000	2,009,900

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	17,416
7.450% due 7/1/2018	130,000	147,355

Tech Data Corp.
3.750% due 9/21/2017	4,226,000	4,286,419

Transocean Inc.
6.000% due 3/15/2018	22,778,000	21,752,990
7.375% due 4/15/2018	3,808,000	3,674,720

Twenty-First Century Fox
America, Inc.
8.000% due 10/17/2016	800,000	848,096

Unitrin, Inc.
6.000% due 5/15/2017	14,577,000	15,262,323

Vale Overseas Ltd.
6.250% due 1/11/2016	100,000	100,000

Viacom Inc.
2.500% due 12/15/2016	344,000	347,636

Wells Fargo & Co.
7.980% due 3/15/2018 (b) (d)	60,897,000	63,941,850

Western Power Distribution
7.250% due 12/15/2017 (e)	2,335,000	2,504,867

Westvaco Corp.
7.500% due 6/15/2027	711,000	749,508

Wyndham Worldwide
5.750% due 2/1/2018	2,046,000	2,148,732

XL Group PLC
6.500% due 4/15/2017 (b) (d)	91,235,000	71,163,300

ZFS Finance USA Trust II
6.450% due 12/15/2065 (b) (e)	4,150,000	4,201,875

Zions Bancorporation
4.500% due 3/27/2017	1,125,000	1,150,307
3.600% due 6/30/2018	205,000	203,657

Total Corporate Bonds		2,319,530,882

Federal Agency Mortgage-Backed
Securities - 0.0%
Fannie Mae
6.500% due 1/1/2019,
Series 76-9194F	20,957	21,805
6.000% due 10/1/2037,
Series 88-8736F	131,862	144,976
6.000% due 3/1/2038,
Series 25-7134F	109,320	120,698

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

Principal
Amount		Value
BONDS (continued)

Federal Agency Mortgage-Backed
Securities (continued)
Freddie Mac
4.500% due 5/1/2018,
Series P1-0032	$13,568	$13,902
6.500% due 12/1/2018,
Series C9-0241	16,380	18,675
6.000% due 11/1/2021,
Series G1-2449	30,569	33,160
6.000% due 2/1/2022,
Series G1-2758	59,982	64,932

Ginnie Mae
5.500% due 6/15/2017,
Series 58-4476X	520	523
5.500% due 7/20/2018,
Series 00-3411M	5,519	5,710
7.000% due 5/15/2033,
Series 78-2071X	34,467	40,846
5.500% due 6/20/2038,
Series 00-4163M	14,660	15,606

Total Federal Agency Mortgage-
Backed Securities		480,833

Taxable Municipal Bonds - 3.3%
California Earthquake
Authority
6.169% due 7/1/2016	308,000	316,279

Casino Reinvestment
Development Authority NJ
5.340% due 6/1/2020	9,845,000	9,999,173

City of Atlantic City NJ
4.750% due 12/15/2015	220,000	220,251

City of Cleveland OH Airport
System Revenue
5.239% due 1/1/2017	440,000	446,002

City of Detroit MI Water Supply
System Revenue
3.607% due 7/1/2016	170,000	170,865

City of Miami FL
6.750% due 12/1/2018	1,310,000	1,426,367

City of Newark NJ
5.603% due 4/1/2018	655,000	678,226

County of Reeves TX Certs. of
Participation
4.250% due 12/1/2015	5,000	5,000
6.150% due 12/1/2015	280,000	280,000
7.000% due 12/1/2015	10,000	10,000
5.000% due 12/1/2016	65,000	65,721
6.000% due 12/1/2016	75,000	75,168
5.000% due 12/1/2017	45,000	45,940
6.250% due 12/1/2017	45,000	45,093
7.400% due 12/1/2017	480,000	481,411
5.625% due 12/1/2018	125,000	130,341
6.500% due 12/1/2018	225,000	225,504
7.500% due 12/1/2018	35,000	35,105
6.750% due 12/1/2019	1,320,000	1,322,930
6.125% due 12/1/2020	680,000	724,023
6.875% due 12/1/2020	370,000	370,533
6.375% due 12/1/2021	45,000	47,787
7.000% due 12/1/2021	500,000	500,775
7.700% due 12/1/2021	3,340,000	3,349,051

District of Columbia Revenue
4.713% due 10/1/2016	125,000	125,540
5.375% due 10/1/2018	1,455,000	1,465,301

Eastern Illinois University
5.000% due 4/1/2017	405,000	417,377
5.250% due 4/1/2018	775,000	815,680
5.450% due 4/1/2019	515,000	551,616
5.600% due 4/1/2020	585,000	622,867
5.700% due 4/1/2021	125,000	132,834

Fannin County TX Public
Facility Corp.
3.950% due 10/1/2016	675,000	682,452
4.600% due 10/1/2017	740,000	752,025
5.200% due 10/1/2019	515,000	528,931
5.650% due 10/1/2021	825,000	864,526

Florida State Mid-Bay
Bridge Authority
3.784% due 10/1/2021	5,000,000	5,045,750

Garza County TX Public
Facility Corp.
6.200% due 10/1/2020	1,960,000	2,051,826

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

Principal
Amount		Value
BONDS (continued)

Taxable Municipal Bonds (continued)
Guam Gov’t.
Waterworks Authority
1.880% due 7/1/2016	$3,320,000	$3,319,402
2.516% due 7/1/2017	210,000	208,891
3.061% due 7/1/2018	255,000	255,128

Kentucky Economic Development
Finance Authority
7.000% due 12/1/2021	270,000	273,116

Lancaster PA Parking Authority
5.760% due 12/1/2017	510,000	523,408

LL & P Wind Energy, Inc. WA
5.733% due 12/1/2017 (e)	675,000	680,906
5.983% due 12/1/2022 (e)	8,595,000	8,745,241

Memphis TN Health
Educational & Housing
Facility Board
4.500% due 3/1/2018	160,000	159,886

New Jersey Economic
Development Authority
5.000% due 6/15/2017 (e)	530,000	536,980

New Jersey Sports & Exposition
Authority
6.076% due 3/1/2023	615,000	659,969

Pontotoc County OK
Educational Facilities
Authority
4.119% due 9/1/2023	325,000	336,967

Public Finance Authority WI
Student Housing Revenue
4.500% due 7/1/2021	1,730,000	1,720,277

Puerto Rico Commonwealth
Gov’t. Development Bank
4.704% due 5/1/2016	24,080,000	12,101,404
3.875% due 2/1/2017	8,000,000	2,980,400
4.375% due 2/1/2019	12,395,000	3,533,319

San Luis AZ Facility
Development Corp.
4.050% due 5/1/2016	1,005,000	1,006,196
4.650% due 5/1/2017	1,130,000	1,130,768
5.050% due 5/1/2018	780,000	784,345
5.350% due 5/1/2019	1,240,000	1,250,317
5.600% due 5/1/2020	670,000	677,015
5.700% due 5/1/2020	850,000	860,990
5.800% due 5/1/2021	1,055,000	1,066,879
5.900% due 5/1/2021	980,000	993,985
6.100% due 5/1/2022	1,030,000	1,041,557
6.200% due 5/1/2022	1,035,000	1,045,671

Summit County OH Development
Finance Authority
6.250% due 5/15/2026	665,000	695,730

West Texas Detention
Facility Corp.
3.800% due 11/1/2016	1,000,000	1,012,330
4.400% due 11/1/2017	1,195,000	1,220,191
4.700% due 11/1/2018	920,000	946,496

Willacy County TX Local
Gov’t. Corp.
7.800% due 12/1/2028	1,530,000	612,535

Willacy County TX Public
Facility Corp.
5.000% due 12/1/2015	1,230,000	1,230,000
6.000% due 12/1/2016	1,330,000	1,365,218
6.000% due 12/1/2017	390,000	405,783
5.600% due 12/1/2018	420,000	440,395

Total Taxable Municipal Bonds		88,849,965

Tax-Exempt Municipal
Bonds - 0.2%
Casino Reinvestment
Development Authority NJ
5.250% due 6/1/2019	5,000,000	5,015,950

Puerto Rico Commonwealth
5.500% due 7/1/2018	100,000	105,138
5.500% due 7/1/2019	100,000	105,292

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2015

	Principal
	Amount	Value
BONDS (continued)

Tax-Exempt Municipal
Bonds (continued)
Puerto Rico Electric
Power Authority
5.000% due 7/1/2019	$770,000	$777,284

Puerto Rico Highways &
Transportation Authority
4.125% due 7/1/2019	120,000	119,306

Puerto Rico Municipal
Finance Agency
5.250% due 8/1/2019	100,000	100,621

Total Tax-Exempt
Municipal Bonds		6,223,591

United States Government &
Agency Issues - 0.3%
U.S. Treasury Bonds
2.125% due 12/31/2015	8,000,000	8,011,872

Total United States Government
& Agency Issues		8,011,872

TOTAL BONDS (COST
$2,912,117,452)		2,682,876,576

	Shares or
	Principal
	Amount
SHORT-TERM INVESTMENTS - 1.0%

Money Market Funds - 0.1%
Fidelity Money Market Portfolio
Class I, 0.125% (a)	3,209,318	3,209,318

Total Money Market Funds		3,209,318

United States Government &
Agency Issues - 0.9%
U.S. Treasury Bills
0.012% due 12/10/2015 (b)	15,000,000	14,999,951
0.042% due 1/7/2016 (b)	10,000,000	9,999,558

Total United States Government
& Agency Issues		24,999,509

TOTAL SHORT-TERM
INVESTMENTS
(COST $28,208,827)		28,208,827

TOTAL INVESTMENTS - 98.8%
(COST $2,940,326,279)		2,711,085,403

NET OTHER ASSETS AND
LIABILITIES - 1.2%		33,396,927

NET ASSETS - 100.0%		$2,744,482,330

(a)	Represents the 7-day yield at November 30, 2015.
(b)	Rate shown represents the current coupon rate at November 30, 2015.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(d)	Perpetual maturity; date shown represents next contractual call date.
(e)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board.

N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
S.A.:	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2015

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending
	Expense Ratio	Account Value	Account Value	Expenses Paid During
Six-Month Period Ended November 30, 2015	for the Period	06/01/15	11/30/15	Period*
Thompson LargeCap Fund
Actual	1.15%	$1,000.00	$927.93	$5.56
Hypothetical (5% return before expenses)	1.15%	$1,000.00	$1,019.23	$5.82
Thompson MidCap Fund
Actual	1.30%	$1,000.00	$916.28	$6.24
Hypothetical (5% return before expenses)	1.30%	$1,000.00	$1,018.48	$6.58
Thompson Bond Fund
Actual	0.71%	$1,000.00	$967.54	$3.50
Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.44	$3.60

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2015 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $116,140, $36,629 and
$2,940,326 respectively)	$111,683	$38,345	$2,711,085
Cash	–	–	12,222
Due from sale of securities	196	42	–
Receivable from fund shares sold	3	–	3,046
Dividends and interest receivable	231	42	40,170
Prepaid expenses	7	4	122
Total Assets	112,120	38,433	2,766,645
LIABILITIES
Due on purchase of securities	21	20	2,212
Payable for fund shares redeemed	63	–	18,488
Line of credit	–	8	–
Accrued expenses payable	29	24	89
Accrued directors expense payable	–	–	3
Due to Advisor	95	31	1,371
Total Liabilities	208	83	22,163
NET ASSETS	$111,912	$38,350	$2,744,482
Net Assets consist of:
Capital stock ($.001 par value)	$147,929	$33,611	$2,962,671
Undistributed net investment income	661	4	30,623
Accumulated net realized gain (loss) on investments	(32,221)	3,019	(19,571)
Net unrealized appreciation (depreciation) on investments	(4,457)	1,716	(229,241)
Net Assets	$111,912	$38,350	$2,744,482
Shares of capital stock outstanding (unlimited shares authorized)	2,206	3,179	249,882
Offering and redemption price/Net asset value per share	$50.72 (a)	$12.07 (a)	$10.98

(a) Does not recalculate due to rounding.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2015 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income(a)
Dividends	$2,166	$526	$–
Interest	–	–	150,706
	2,166	526	150,706
Expenses
Investment advisory fees	1,140	402	19,300
Shareholder servicing costs	87	36	1,453
Administrative & accounting services fees	120	55	893
Custody fees	12	5	258
Directors fees	27	24	143
Federal & state registration	33	32	98
Professional fees	37	36	77
Other expenses	23	10	734
Total expenses	1,479	600	22,956
Less expenses reimbursed by Advisor	(86)	(78)	–
Net expenses	1,393	522	22,956
Net investment income	773	4	127,750
Net realized gain (loss) on investments	19,889	3,154	(13,899)
Net unrealized depreciation on investments	(26,214)	(5,323)	(179,649)
Net loss on investments	(6,325)	(2,169)	(193,548)
Net decrease in net assets resulting from operations	$(5,552)	$(2,165)	$(65,798)

(a)Net of foreign withholding taxes	$3	$1	$67

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$773	$672	$4	$(9)	$127,750	$125,810
Net realized gain (loss)
on investments	19,889	15,743	3,154	3,923	(13,899)	(822)
Net unrealized appreciation
(depreciation) on investments	(26,214)	1,450	(5,323)	332	(179,649)	(73,260)
Net increase (decrease) in net assets
resulting from operations	(5,552)	17,865	(2,165)	4,246	(65,798)	51,728
Distributions to Shareholders
Distributions from net
investment income	(676)	(472)	–	–	(136,781)	(112,531)
Distributions from net realized gains
on securities transactions	–	–	(3,896)	(3,933)	–	(5,802)
Total distributions to shareholders	(676)	(472)	(3,896)	(3,933)	(136,781)	(118,333)

Fund Share Transactions
(See Note 4)	(10,476)	(13,575)	3,104	3,386	(776,902)	1,538,506

Total Increase (Decrease)
in Net Assets	(16,704)	3,818	(2,957)	3,699	(979,481)	1,471,901

Net Assets
Beginning of period	128,616	124,798	41,307	37,608	3,723,963	2,252,062
End of period	$111,912	$128,616	$38,350	$41,307	$2,744,482	$3,723,963
Undistributed net investment
income included in net assets
at end of period	$661	$564	$4	$–	$30,623	$36,424

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2015

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to board oversight. The Advisor has established a valuation committee (the “Committee”). The Committee and other Advisor employees administer, implement, and oversee the fair valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

SECURITY VALUATION - Each Fund’s listed or exchange-traded investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

Debt investments are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis.

Where market quotations are not readily available or are unreliable, a fair value is determined in good faith pursuant to procedures established by the Funds’ Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2015.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2015:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$111,671,310	$–	$–	$111,671,310
Short-term investments	11,998	–	–	11,998
Total Assets	$111,683,308	$–	$–	$111,683,308

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$38,343,933	$–	$–	$38,343,933
Short-term investments	638	–	–	638
Total Assets	$38,344,571	$–	$–	$38,344,571

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$2,682,876,576	$–	$2,682,876,576
Short-term investments	3,209,318	24,999,509	–	28,208,827
Total Assets	$3,209,318	$2,707,876,085	$–	$2,711,085,403

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2015. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 11, 2016 used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate. As of November 30, 2015, the limits established are: LargeCap Fund - $5,500,000, MidCap Fund - $2,000,000 and Bond Fund - $145,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2015.

					Date of
	Average	Average	Interest	Maximum	Maximum
	Balance	Interest Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$89,118	3.250%	$2,937	$667,000	6/22/2015
MidCap Fund	$34,904	3.250%	$1,150	$1,350,000	1/8/2015
Bond Fund	$2,574,058	3.250%	$84,819	$50,107,000	12/22/2014

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2015, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. See note 6. There were no other subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2017 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 1.13%, MidCap Fund - 1.25% and Bond Fund - 0.80%. Prior to December 1, 2015, the applicable expense limitation percentages were LargeCap Fund - 1.15% and MidCap Fund - 1.30%. For the fiscal year ended November 30, 2015, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $85,942 and $77,706, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2015 in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$37,234
MidCap Fund	$34,274
Bond Fund	$302,476

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on the Fund’s Statement of Operations. For the fiscal year ended November 30, 2015, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$22,947
MidCap Fund	$3,911
Bond Fund	$988,673

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)
Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	100	$5,297	113	$5,604
Shares issued in reinvestment of dividends	12	652	10	460
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(314)	(16,425)	(400)	(19,639)
Net decrease	(202)	$(10,476)	(277)	$(13,575)

MidCap Fund
Shares sold	260	$3,369	427	$5,679
Shares issued in reinvestment of dividends	–	–	–	–
Shares issued in reinvestment of realized gains	299	3,825	315	3,919
Shares redeemed	(322)	(4,090)	(479)	(6,212)
Net increase	237	$3,104	263	$3,386

Bond Fund
Shares sold	75,715	$860,664	196,126	$2,327,553
Shares issued in reinvestment of dividends	11,396	128,763	8,996	106,321
Shares issued in reinvestment of realized gains	–	–	471	5,520
Shares redeemed	(155,791)	(1,766,329)	(76,062)	(900,888)
Net increase (decrease)	(68,680)	$(776,902)	129,531	$1,538,506

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2015 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$54,174,004	$64,457,836	$–	$–
MidCap Fund	$10,792,367	$11,536,353	$–	$–
Bond Fund	$907,011,614	$959,314,813	$454,271,499	$304,094,999

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2015, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Federal tax cost	$116,231,404	$36,751,763	$2,941,430,097
Unrealized appreciation	$6,265,148	$7,368,766	$13,867,106
Unrealized depreciation	(10,813,244)	(5,775,958)	(244,211,800)
Net unrealized appreciation (depreciation)	$(4,548,096)	$1,592,808	$(230,344,694)

Distributable ordinary income	$660,820	$159,206	$30,661,001
Distributable long-term capital gains	–	2,986,294	–
Total distributable earnings	$660,820	$3,145,500	$30,661,001

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and discount accretion of debt securities.

The tax components of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Fiscal year ended November 30, 2015
Distributions paid from:
Ordinary income distributions	$675,832	$429,599	$136,781,134
Long-term capital gains distributions	–	3,466,117	–
Total distributions paid	$675,832	$3,895,716	$136,781,134

Fiscal year ended November 30, 2014
Distributions paid from:
Ordinary income distributions	$472,077	$246,171	$112,531,226
Long-term capital gains distributions	–	3,687,221	5,801,616
Total distributions paid	$472,077	$3,933,392	$118,332,842

The tax basis post-October losses as of November 30, 2015 and capital loss carryforward as of November 30, 2015, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Post-October losses	$–	$–	$2,073,821
Net capital loss carryforward
Subject to expiration
November 30, 2017	$32,129,436	$–	$–
Not subject to expiration
Short-term	–	–	15,029,290
Long-term	–	–	1,401,736
Total capital loss carryforward	$32,129,436	$–	$16,431,026

During the fiscal year ended November 30, 2015, the LargeCap Fund utilized capital loss carryforwards in the amount of $19,724,132.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2015

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during taxable years after December 22, 2010 are carried forward indefinitely and retain the character of the original loss. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following distributions were declared on December 17, 2015, payable to shareholders on December 18, 2015:

	LargeCap Fund	MidCap Fund	Bond Fund
Ordinary income distributions
Amount	$773,384	$160,710	$37,149,976
Per Share	$0.35	$0.05	$0.16
Long-term capital gains distributions
Amount	$–	$2,988,206	$–
Per Share	$–	$0.95	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2015	2014	2013	2012	2011
LARGECAP FUND

Net Asset Value, Beginning of Period	$53.40	$46.47	$34.27	$30.07	$29.20
Income from Investment Operations
Net investment income	0.35	0.27	0.19	0.18	0.08
Net realized and unrealized gains (losses)
on investments and options	(2.75)	6.84	12.20	4.13	0.80
Total from Investment Operations	(2.40)	7.11	12.39	4.31	0.88
Less Distributions
Distributions from net investment income	(0.28)	(0.18)	(0.19)	(0.11)	(0.01)
Distributions from net realized gains	–	–	–	–	–
Total Distributions	(0.28)	(0.18)	(0.19)	(0.11)	(0.01)

Net Asset Value, End of Period	$50.72	$53.40	$46.47	$34.27	$30.07

Total Return	(4.52% )	15.35%	36.33%	14.37%	3.02%

Ratios/Supplemental Data
Net assets, end of period (millions)	$111.9	$128.6	$124.8	$99.6	$104.1
Ratios to average net assets:
Ratio of expenses	1.15%	1.15%	1.21%	1.31%	1.31%
Ratio of expenses without reimbursement	1.22%	1.23%	1.22%	1.31%	1.31%
Ratio of net investment income	0.64%	0.54%	0.46%	0.47%	0.24%
Ratio of net investment income
without reimbursement	0.57%	0.46%	0.45%	0.47%	0.24%
Portfolio turnover rate	45%	27%	38%	30%	40%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2015	2014	2013	2012	2011
MIDCAP FUND

Net Asset Value, Beginning of Period	$14.04	$14.04	$11.28	$11.15	$11.36
Income from Investment Operations
Net investment income (loss) (a)	–	–	–	–	–
Net realized and unrealized gains (losses)
on investments	(0.64)	1.47	3.71	1.38	0.44
Total from Investment Operations	(0.64)	1.47	3.71	1.38	0.44
Less Distributions
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gains	(1.33)	(1.47)	(0.95)	(1.25)	(0.65)
Total Distributions	(1.33)	(1.47)	(0.95)	(1.25)	(0.65)

Net Asset Value, End of Period	$12.07	$14.04	$14.04	$11.28	$11.15

Total Return	(5.10% )	11.82%	35.65%	14.41%	3.69%

Ratios/Supplemental Data
Net assets, end of period (millions)	$38.4	$41.3	$37.6	$24.6	$17.6
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses without reimbursement	1.49%	1.54%	1.63%	1.83%	1.96%
Ratio of net investment income (loss)	0.01%	(0.02% )	(0.02% )	(0.03% )	(0.19% )
Ratio of net investment loss
without reimbursement	(0.18% )	(0.27% )	(0.35% )	(0.56% )	(0.85% )
Portfolio turnover rate	27%	34%	47%	44%	47%

(a) Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2015	2014	2013	2012	2011
BOND FUND

Net Asset Value, Beginning of Period	$11.69	$11.91	$11.95	$11.33	$11.54
Income from Investment Operations
Net investment income	0.49	0.45	0.41	0.41	0.42
Net realized and unrealized gains (losses)
on investments	(0.72)	(0.19)	(0.03)	0.67 (a)	(0.17	)(a)
Total from Investment Operations	(0.23)	0.26	0.38	1.08	0.25
Less Distributions
Distributions from net investment income	(0.48)	(0.45)	(0.40)	(0.43)	(0.40)
Distributions from net realized gains	–	(0.03)	(0.02)	(0.03)	(0.06)
Total Distributions	(0.48)	(0.48)	(0.42)	(0.46)	(0.46)

Net Asset Value, End of Period	$10.98	$11.69	$11.91	$11.95	$11.33

Total Return	(2.04% )	2.19%	3.24%	9.70%	2.16%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,744.5	$3,724.0	$2,252.1	$1,292.3	$656.0
Ratios to average net assets:
Ratio of expenses	0.71%	0.72%	0.74%	0.78%	0.80%
Ratio of expenses without reimbursement	0.71%	0.72%	0.74%	0.78%	0.84%
Ratio of net investment income	3.98%	4.04%	3.73%	3.90%	3.89%
Ratio of net investment income
without reimbursement	3.98%	4.04%	3.73%	3.90%	3.86%
Portfolio turnover rate	29%	21%	33%	16%	14%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Thompson IM Funds, Inc. as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 20, 2016

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/15)

	Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	●Currently retired ●Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 ●Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (12 funds)
George E. Austin Birth date: 9/15/52	Director since 2011	●President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 ●Director of W. Jerome Frautschi Foundation Inc. (private foundation), since December 2012; President from 1998 to December 2012 ●Director of the Home Savings Bank since 1998 ●Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	●Currently retired ●Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ●Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ●Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ●Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Director since 2007	●Currently retired ●Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ●Assistant Executive Director, SWIB from 1982 to 1989 ●Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/15)

Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
Name and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Interested Directors and Officers:

John W. Thompson(2) Birth date: 7/26/43	Director since 1987 President since 2009 Chief Executive Officer from 2005 to 2015	●President of Thompson Investment Management, Inc. (“TIM”) since 2004; Chairman since 2015 ●President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from 1984 to 2003 ●A Chartered Financial Analyst	3	None
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 Vice President from 2009 to 2015	●Chief Executive Officer of TIM since 2015; Chief Operating Officer of TIM from 2009 to 2015 ●Corporate Secretary of TIM since 2004 ●Portfolio Manager of TIM since 2007 ●A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	●Chief Investment Officer of TIM since 2009 ●Portfolio Manager of TIM since 2008 ●Managing Director of Nakoma Capital Management, from 2000 to 2005 ●A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	●Vice President of TIM since 2004 ●Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A
Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006	●Chief Compliance Officer of TIM since 2006 ●Director of Business Development of TIM from 2004 to 2006 and since June 2010 ●Director of Business Development of TPA from 1998 to 2003	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	●Fund Accounting and Administration at TIM since 2004 ●Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	●Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson and Jason L. Stephens are “interested persons” of the Investment Company by virtue of their position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 19, 2015, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately in person on November 19, 2015, and the full Board met by telephone on November 5, 2015, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and expanded universe of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 5 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year performances of the Bond Fund and LargeCap Fund and the one-, two-, three-, four-, and five-year and life-of-fund performances of the MidCap Fund (which commenced operations on March 31, 2008).

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that the Bond Fund ranked in the top 20 percent of its comparison group and its comparison universe over each period other than the one-year period, for which it ranked in the bottom 20 percent of its comparison group and its comparison universe. The Board further noted that the Bond Fund had outperformed its benchmark index as well as the Barclays Credit 1-5 Year Index and the Morningstar Short-Term Bond category for the three-, five-, and ten-year periods.

The Board observed that the investment performance for the LargeCap Fund was particularly strong relative to its Broadridge performance group during the three-, four-, and five-year periods, during which time it ranked in the top 20 percent. The Board further observed that the Fund ranked in the top 40 percent of funds in its performance group and performance universe over the two-year period as well as among the top half of funds in its performance group for the one-year period and top half of funds in its performance universe for the one-, four-, and five-year periods. The Board also noted that the LargeCap Fund had outperformed its benchmark over the three-year period and the Morningstar Large Blend category over the one-, three-, and five-year periods. While the Fund ranked among the bottom 20 percent of funds over the ten-year period, the Board noted that a consistent team of portfolio managers for the Fund had been in place during the past five years of more favorable performance.

The performance of the MidCap Fund ranked in the top 20 percent of its performance universe and top 40 percent of its performance group for the since-inception period, as well as in the top 40 percent of both its performance group and performance universe for the three-year period. The Board noted that the Fund had not performed as well over various other measured periods, including ranking in the bottom 20 percent and 40 percent of its performance group and performance universe, respectively, over the one-year period. The Board observed that the Fund had outperformed its benchmark for the since-inception period and the Morningstar Mid-Cap Blend category for the three-year and five-year periods.

The Board discussed with management of the Advisor the reasons behind the recent underperformance of the Bond Fund and MidCap Fund and was satisfied with the Advisor’s plan of action for those Funds going forward.

After considering the performances of the Bond Fund, LargeCap Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Broadridge comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was among the lowest 40 percent of both its Broadridge comparison group and comparison universe, which the Board determined was reasonable.

The information provided by Broadridge indicated that the advisory fees of the LargeCap Fund were one of the highest in both the Fund’s Broadridge comparison group and its comparison universe. The Board, however, observed that the Advisor was proposing to institute a more substantial fee waiver that would lower the ceiling on the maximum total expense ratio that the Fund could incur from 1.15 percent to 1.13 percent of average daily net assets of the Fund, which would place the Fund’s total expense ratio in the third quintile of its expanded comparison universe. The Board also noted that the Fund’s non-management expenses were near the median of its comparison universe (although well above the median of the Fund’s comparison group). After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s management fee, after waiver of a portion thereof by the Advisor, ranked in the fourth quintile of management fees of funds in the MidCap Fund’s Broadridge comparison group while ranking near the median of its comparison universe. The Board noted that the non-management expense ratio of the Fund continued to be relatively high as compared to the Fund’s Broadridge comparison group and comparison universe, but that with the growth in assets across all of the Funds this ratio was comparing more favorably than several years ago. The Board further observed that, given the relatively low level of assets in the Fund, the opportunity existed for non-management expenses to decline as the MidCap Fund grows in assets, thereby having a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund was just above the

ADDITIONAL INFORMATION (Unaudited) (Continued)

median actual total expense ratio for funds in the Fund’s comparison group while falling in the top 80 percent for funds in the Fund’s comparison universe. The Board considered that the Advisor was proposing to institute a more substantial fee waiver for the Fund, which would have the effect of capping the maximum total expense ratio that the Fund could incur at 1.25 percent (whereas the cap had previously been set at 1.30 percent). This cap would have the effect of placing the Fund’s actual total expense ratio in the top 60 percent of funds in the Fund’s comparison expanded universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked below the median of firms included in the Broadridge analysis, though it ranked high relative to these firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board also observed that the Advisor’s profitability has tended to fluctuate from year-to-year rather than being consistently high and that the decline in assets of the Bond Fund was likely to decrease profitability during the next year. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of the LargeCap Fund presented no opportunity for such economies. The Board noted that the MidCap Fund continued to lack scale in comparison to other funds having similar investment objectives. Therefore the Board concluded that the MidCap Fund was unlikely to realize material economies of scale until its assets grew significantly. The Board noted that the significant growth in assets of the Bond Fund had recently stabilized and reversed to some degree, and the Board determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale notwithstanding this growth.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen Fund Audit Services, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2014	2015
Audit Fees(1)	$36,000.00	$38,500.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$45,000.00	$47,500.00
___________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2014 and 2015, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2015 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of January, 2016.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 20th day of January, 2016.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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